Exhibit 99.2
CapitalSource Inc.
Consolidated Balance Sheets
(Unaudited)
($ in thousands)

	March 31,	December 31,
	2009	2008
ASSETS
Cash and cash equivalents	$765,903	$1,338,563
Restricted cash	181,949	419,383
Investment and mortgage-backed securities, available-for-sale	1,008,185	642,714
Investment and mortgage-backed securities, held-to-maturity	92,320	14,389
Mortgage-related receivables, net	1,738,382	1,801,535
Mortgage-backed securities pledged, trading	—	1,489,291
Commercial real estate “A” participation interest, net	1,077,968	1,396,611
Loans held for sale	6,304	8,543
Loans:
Loans	9,292,208	9,396,751
Less deferred loan fees and discounts	(164,730)	(174,317)
Less allowance for loan losses	(445,284)	(423,844)

Loans, net	8,682,194	8,798,590
Interest receivable	88,954	117,516
Direct real estate investments, net	974,890	989,716
Investments	144,308	164,583
Goodwill	173,135	173,135
Other assets	857,316	1,065,063

Total assets	$15,791,808	$18,419,632

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits	$4,726,690	$5,043,695
Repurchase agreements	—	1,595,750
Credit facilities	1,399,398	1,445,062
Term debt	5,061,502	5,338,456
Other borrowings	1,444,943	1,573,813
Other liabilities	340,917	592,136

Total liabilities	12,973,450	15,588,912

Shareholders’ equity:
Common stock ($0.01 par value, 1,200,000,000 shares authorized; 302,083,116 and 282,804,211 shares issued and shares outstanding, respectively)	3,021	2,828
Additional paid-in capital	3,789,880	3,686,765
Accumulated deficit	(975,216)	(868,425)
Accumulated other comprehensive income, net	57	9,095

Total CapitalSource Inc. shareholders’ equity	2,817,742	2,830,263
Noncontrolling interests	616	457

Total shareholders’ equity	2,818,358	2,830,720

Total liabilities and shareholders’ equity	$15,791,808	$18,419,632

CapitalSource Inc.
Consolidated Statements of Income
(Unaudited)
($ in thousands, except per share data)

	Three Months Ended
	March 31,	December 31,	March 31,
	2009	2008	2008
Net investment income:
Interest income:
Loans	$199,392	$238,679	$246,501
Investment securities	20,553	26,606	57,340
Other	1,742	6,717	4,484

Total interest income	221,687	272,002	308,325
Fee income	31,396	28,264	33,641

Total interest and fee income	253,083	300,266	341,966
Operating lease income	27,880	27,708	27,690

Total investment income	280,963	327,974	369,656
Interest expense:
Deposits	38,387	44,067	—
Borrowings	92,648	131,539	190,472

Total interest expense	131,035	175,606	190,472

Net investment income	149,928	152,368	179,184
Provision for loan losses	155,267	445,452	5,659

Net investment (loss) income after provision for loan losses	(5,339)	(293,084)	173,525

Operating expenses:
Compensation and benefits	35,037	44,331	31,789
Depreciation of direct real estate investments	8,964	9,085	8,916
Professional fees	17,420	22,816	12,934
Other administrative expenses	16,858	15,293	13,870

Total operating expenses	78,279	91,525	67,509

Other income (expense):
(Loss) gain on investments, net	(16,127)	(39,566)	968
Loss on derivatives	(686)	(20,728)	(38,111)
Gain (loss) on residential mortgage investment portfolio	15,311	(29,506)	(55,377)
Loss on debt extinguishment	—	(23,926)	—
Other income, net of expenses	(72,625)	(32,407)	(3,879)

Total other income, net of expense	(74,127)	(146,133)	(96,399)

Net (loss) income before income taxes and cumulative effect of accounting change	(157,745)	(530,742)	9,617
Income tax (benefit) expense	(53,425)	(229,612)	3,076

Net (loss) income	(104,320)	(301,130)	6,541
Net (loss) income attributed to noncontrolling interests	(16)	(54)	1,297

Net (loss) income attributed to CapitalSource Inc.	$(104,304)	$(301,076)	$5,244

Net (loss) income per share:
Basic	$(0.36)	$(1.09)	$0.02
Diluted	$(0.36)	$(1.09)	$0.02

Average shares outstanding:
Basic	290,098,800	277,179,051	220,085,148
Diluted	290,098,800	277,179,051	221,493,514

Dividends declared per share	$0.01	$0.05	$0.60

CapitalSource Inc.
Segment Data
(Unaudited)
($ in thousands)

	Three Months Ended March 31, 2009					Three Months Ended December 31, 2008
		OTHER					OTHER
	CAPITALSOURCE	COMMERCIAL	HEALTHCARE	INTERCOMPANY		CAPITALSOURCE	COMMERCIAL	HEALTHCARE	INTERCOMPANY
	BANK	FINANCE	NET LEASE	ELIMINATIONS	CONSOLIDATED	BANK	FINANCE	NET LEASE	ELIMINATIONS	CONSOLIDATED
Net investment income:
Interest income	$72,867	$151,133	$85	$(2,398)	$221,687	$84,630	$189,250	$111	$(1,989)	$272,002
Fee income	4,557	27,327	—	(488)	31,396	(3,078)	27,125	108	4,109	28,264

Total interest and fee income	77,424	178,460	85	(2,886)	253,083	81,552	216,375	219	2,120	300,266
Operating lease income	—	—	27,880	—	27,880	—	—	27,708	—	27,708

Total investment income	77,424	178,460	27,965	(2,886)	280,963	81,552	216,375	27,927	2,120	327,974
Interest expense	38,413	89,263	5,757	(2,398)	131,035	44,068	122,774	10,753	(1,989)	175,606

Net investment income	39,011	89,197	22,208	(488)	149,928	37,484	93,601	17,174	4,109	152,368
Provision for loan losses	24,991	130,276	—	—	155,267	52,065	393,387	—	—	445,452

Net investment income (loss) after provision for loan losses	14,020	(41,079)	22,208	(488)	(5,339)	(14,581)	(299,786)	17,174	4,109	(293,084)

Compensation and benefits	10,954	23,807	276	—	35,037	11,514	32,272	545	—	44,331
Depreciation of direct real estate investments	—	—	8,964	—	8,964	—	—	9,085	—	9,085
Professional fees	595	16,614	211	—	17,420	2,055	20,752	9	—	22,816
Other operating expenses	12,191	15,723	2,136	(13,192)	16,858	10,612	13,824	3,722	(12,865)	15,293

Total operating expenses	23,740	56,144	11,587	(13,192)	78,279	24,181	66,848	13,361	(12,865)	91,525

Total other income (expense)	9,561	(71,765)	1,365	(13,288)	(74,127)	7,878	(135,385)	105	(18,731)	(146,133)

Net (loss) income before income taxes	(159)	(168,988)	11,986	(584)	(157,745)	(30,884)	(502,019)	3,918	(1,757)	(530,742)
Income tax (benefit) expense	(65)	(58,023)	4,663	—	(53,425)	(12,665)	(216,947)	—	—	(229,612)

Net (loss) income	(94)	(110,965)	7,323	(584)	(104,320)	(18,219)	(285,072)	3,918	(1,757)	(301,130)
Net (loss) income attributed to noncontrolling interests	—	(16)	—	—	(16)	—	(66)	12	—	(54)

Net (loss) income attributed to CapitalSource Inc.	$(94)	$(110,949)	$7,323	$(584)	$(104,304)	$(18,219)	$(285,006)	$3,906	$(1,757)	$(301,076)

	Three Months Ended March 31, 2008
		OTHER
	CAPITALSOURCE	COMMERCIAL	HEALTHCARE NET	INTERCOMPANY
	BANK	FINANCE	NET LEASE	ELIMINATIONS	CONSOLIDATED
Net investment income:
Interest income	$—	$310,269	$482	$(2,426)	$308,325
Fee income	—	33,630	11	—	33,641

Total interest and fee income	—	343,899	493	(2,426)	341,966
Operating lease income	—	—	27,690	—	27,690

Total investment income	—	343,899	28,183	(2,426)	369,656
Interest expense	—	182,102	10,796	(2,426)	190,472

Net investment income	—	161,797	17,387	—	179,184
Provision for loan losses	—	5,659	—	—	5,659

Net investment income after provision for loan losses	—	156,138	17,387	—	173,525

Compensation and benefits	—	31,384	405	—	31,789
Depreciation of direct real estate investments	—	—	8,916	—	8,916
Professional fees	—	12,836	98	—	12,934
Other operating expenses	—	12,116	1,754	—	13,870

Total operating expenses	—	56,336	11,173	—	67,509

Total other expense	—	(96,399)	—	—	(96,399)

Net income before income taxes	—	3,403	6,214	—	9,617
Income tax expense	—	3,076	—	—	3,076

Net income	—	327	6,214	—	6,541
Net (loss) income attributed to noncontrolling interests	—	(117)	1,414	—	1,297

Net income attributed to CapitalSource Inc.	$—	$444	$4,800	$—	$5,244

CapitalSource Inc.
Selected Financial Data
(Unaudited)

Three Months Ended
March 31,	December 31,	March 31,
2009	2008	2008
CapitalSource Bank Segment:

Performance ratios:
Return on average assets	(0.01)%	(1.19)%	N/A
Return on average equity	(0.04)%	(7.69)%	N/A
Yield on average interest earning assets	5.35%	5.46%	N/A
Cost of funds	3.16%	3.49%	N/A
Net finance margin	2.69%	2.51%	N/A
Operating expenses as a percentage of average total assets	1.62%	1.58%	N/A
Efficiency ratio (operating expenses / net investment income and other income)	48.88%	53.31%	N/A
Core lending spread	6.81%	4.50%	N/A
Loan yield	7.29%	6.69%	N/A

Capital ratios:
Tier 1 risk-based capital ratio	15.99%	16.30%	N/A
Total risk-based capital	17.24%	17.44%	N/A
Tangible common equity to tangible assets	13.12%	12.45%	N/A

Average balances ($ in thousands):
Average loans	$2,791,350	$2,614,425	N/A
Average assets	5,943,750	6,054,972	N/A
Average interest earning assets	5,872,004	5,929,996	N/A
Average deposits	4,923,789	5,006,314	N/A
Average borrowings	5,000	—	N/A
Average equity	930,552	940,338	N/A

Other Commercial Finance Segment:

Performance ratios:
Return on average assets	(4.44)%	(9.51)%	0.01%
Return on average equity	(29.00)%	(61.19)%	0.08%
Yield on average interest earning assets	8.33%	7.86%	8.48%
Cost of funds	4.25%	4.89%	5.22%
Net finance margin	4.27%	3.47%	3.99%
Operating expenses as a percentage of average total assets	2.25%	2.23%	1.33%
Efficiency ratio (operating expenses / net investment income and other income)	283.12%	(167.98)%	86.14%
Core lending spread	8.68%	7.82%	7.12%
Loan yield	9.62%	10.24%	10.56%

Leverage ratios:
Total debt to equity (as of period end)	5.32	x	6.20	x	6.03	x
Equity to total assets (as of period end)	15.40%	13.30%	14.02%

Average balances ($ in thousands):
Average loans	$6,733,765	$7,034,843	$9,848,101
Average assets	10,125,135	11,892,094	16,983,792
Average interest earning assets	8,692,688	10,923,255	16,266,962
Average borrowings	8,310,324	9,796,037	13,997,781
Average equity	1,551,346	1,848,025	2,313,871

CapitalSource Inc.
Selected Financial Data
(Unaudited)

Three Months Ended
March 31,	December 31,	March 31,
2009	2008	2008
Healthcare Net Lease Segment:

Performance ratios:
Return on average assets	2.82%	1.45%	1.76%
Return on average equity	5.85%	4.01%	4.86%
Yield on average income earning assets	10.58%	10.28%	10.41%
Cost of funds	4.77%	7.14%	7.07%
Net finance margin	8.31%	6.26%	6.32%
Operating expenses as a percentage of average total assets	4.46%	4.97%	4.09%
Operating expenses (excluding direct real estate depreciation) as a percentage of average total assets	1.01%	1.59%	0.83%
Efficiency ratio (operating expenses / net investment income and other income)	49.15%	77.33%	64.26%
Efficiency ratio (operating expenses excluding direct real estate depreciation) / net investment income and other income)	11.13%	24.75%	12.98%

Leverage ratios:
Total debt to equity (as of period end)	0.96	x	1.52	x	1.57	x
Equity to total assets (as of period end)	47.65%	37.01%	35.75%

Average balances ($ in thousands):
Average assets	$1,053,377	$1,065,526	$1,096,445
Average interest earning assets	15,175	19,065	35,296
Average income earning assets	1,084,124	1,088,089	1,102,592
Average borrowings	474,497	597,492	612,468
Average equity	507,863	386,135	396,166

Consolidated CapitalSource Inc.:

Performance ratios:
Return on average assets	(2.51)%	(6.37)%	0.12%
Return on average equity	(14.20)%	(37.74)%	0.78%
Yield on average interest earning assets	7.04%	7.06%	8.41%
Cost of funds	3.92%	4.57%	5.18%
Net finance margin	3.89%	3.37%	4.14%
Operating expenses as a percentage of average total assets	1.88%	1.94%	1.51%
Operating expenses (excluding direct real estate depreciation) as a percentage of average total assets	1.67%	1.74%	1.31%
Efficiency ratio (operating expenses / net investment income and other income)	103.27%	1467.92%	81.55%
Efficiency ratio (operating expenses excluding direct real estate depreciation) / net investment income and other income)	91.44%	1322.21%	70.78%

Leverage ratios:
Total debt and deposits to equity (as of period end)	4.48	x	5.30	x	5.34	x
Equity to total assets (as of period end)	17.85%	15.37%	15.24%
Tangible common equity to tangible assets	16.85%	14.49%	15.10%

Average balances ($ in thousands):
Average loans	$9,524,747	$9,655,471	$9,848,101
Average assets	16,873,725	18,747,950	17,936,953
Average interest earning assets	14,579,500	16,878,519	16,302,258
Average income earning assets	15,648,449	17,947,544	17,369,554
Average borrowings	8,644,983	10,251,286	14,753,537
Average deposits	4,923,789	5,006,314	N/A
Average equity	2,978,957	3,165,317	2,710,037

CapitalSource Inc.
Credit Quality Data
(Unaudited)

	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008	March 31, 2008	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007
Loans 30-89 days contractually delinquent:
As a % of total commercial lending assets(1)	1.21%	2.75%	0.39%	0.74%	1.12%	0.85%	0.22%	0.44%	1.33%

Loans 90 or more days contractually delinquent:
As a % of total commercial lending assets	2.79%	1.30%	1.72%	1.17%	0.59%	0.59%	0.71%	0.88%	0.80%

Loans on non-accrual (2) :
As a % of total commercial lending assets	5.88%	4.03%	2.39%	2.20%	1.79%	1.73%	1.76%	1.97%	1.78%

Impaired loans(3) :
As a % of total commercial lending assets	8.24%	6.35%	6.35%	5.40%	4.06%	3.23%	3.46%	3.91%	3.24%

Allowance for loan losses:
As a % of total commercial lending assets	4.26%	3.89%	1.48%	1.50%	1.40%	1.41%	1.16%	1.43%	1.45%

Net charge offs (last twelve months):
As a % of total average commercial lending assets	3.95%	2.89%	1.22%	0.66%	0.57%	0.64%	0.76%	0.75%	0.78%

(1)	Includes commercial loans, loans held for sale receivables under reverse-repurchase agreements, commercial real estate “A” participation interest and related accrued interest.

(2)	Includes loans with an aggregate principal balance of $115.2 million, $110.3 million, $96.3 million, $58.3 million, $47.2 million, $55.5 million, $17.7 million, $31.1 million and $42.4 million as of March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively, that were also classified as loans 90 or more days contractually delinquent. Also includes non-performing loans held for sale that had an aggregate principal balance of $14.0 million, $14.5 million, $14.5 million, $14.9 million and $3.0 million as of March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and September 30, 2007, respectively. As of March 31, 2008, December 31, 2007, June 30, 2007 and March 31, 2007 there were no non-performing loans classified as held for sale.

(3)	Includes loans with an aggregate principal balance of $179.3 million, $128.9 million, $163.8 million, $81.7 million, $47.2 million, $55.5 million, $57.4 million, $76.2 million and $49.9 million as of March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively, that were also classified as loans 90 or more days contractually delinquent, and loans with an aggregate principal balance of $601.1 million, $423.4 million, $249.4 million, $192.4 million, $174.5 million, $170.5 million, $166.4 million, $173.1 million and $153.8 million as of March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008, March 31, 2008, December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively, that were also classified as loans on non-accrual status.